EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration
Statement No. 333-30761 of SDG&E Funding LLC on Form S-3 of our report dated February 4, 2000, appearing in this Annual Report on Form 10-K of SDG&E Funding LLC for the year ended December 31, 1999.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
March 28, 2000